UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
April 2, 2007

THE COMMERCE GROUP, INC.
(Exact name of registrant as specified in its charter)
Massachusetts	001-13672	04-2599931
(State or other	(Commission File	(IRS Employer
jurisdiction	Number)	Identification
of incorporation)		No.)

211 Main Street, Webster, Massachusetts 01570
(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code: (508) 943-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Commerce Group, Inc.
Form 8-K
April 4, 2007

Section 8.	Other Events

	Item 8.01	Other Events

On April 2, 2007, The Commerce Group, Inc. (the “Company”) issued a press release announcing it has completed its acquisition of SWICO Enterprises, Ltd, the holding company for Hempstead, New York-based property and casualty insurer State-Wide Insurance Company. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Section 9.	Financial Statements and Exhibits

	Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1 Press release dated April 2, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMERCE GROUP, INC.
April 4, 2007

/s/ Robert E. McKenna
Robert E. McKenna
Vice President, Treasurer and Chief Accounting Officer